Exhibit 99.2

Papa John’s and Starboard Value Enter Strategic Investment Agreement February 2019 1 Additional Capital and New Expertise to Support Enhanced Growth and Value Creation

DRAFT CONFIDENTIAL Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as “expect,” “intend,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” “opportunity” or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements may relate to projections or guidance concerning business performance; revenue; earnings; adjusted earnings per share; same store sales; cash flow; use of proceeds from the sale of the Series B Preferred Stock, including investments in certain growth initiatives, debt repayment, advertising, marketing and promotional activity, rebranding efforts, technological investments, and franchisee support; consumer sentiment; profit margins; unit growth; unit level performance; capital expenditures; corporate governance; shareholder and other stakeholder engagement and support; strategic decisions and actions; changes to our current business plan; compliance with debt covenants; previously announced external audit and investigation that the Special Committee (the “Special Committee”) of the Board of Directors of Papa John’s International, Inc. (the “Company”) is overseeing regarding the Company’s existing processes, policies and systems related to diversity and inclusion, supplier and vendor engagement and the Company’s culture (the “Culture Audit”); 2019 guidance; and related initiatives and actions. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. The risks, uncertainties and assumptions that are involved in our forward-looking statements include, but are not limited to: negative publicity and consumer sentiment as a result of statements and actions by the founder and former spokesperson of the Company, which may continue to cause sales to decline and/or change consumers’ acceptance of and enthusiasm for our brand; the results of the Culture Audit, costs the Company expects to incur as a result of the recent negative publicity and negative consumer sentiment, including costs related to the Culture Audit, costs associated with the operations of the Special Committee, any costs associated with related litigation, legal fees, and increased costs for branding initiatives and launching a new advertising and marketing campaign and promotions to mitigate negative consumer sentiment and negative sales trends; costs the Company expects to incur relating to franchisee financial assistance to mitigate store closings; the ability of the Company to mitigate the negative consumer sentiment through advertising, marketing and promotional activities; the Company’s ability to regain lost customers; aggressive changes in pricing or other marketing or promotional strategies by competitors, which may adversely affect sales and profitability; new product and concept developments by food industry competitors; changes in consumer preferences or consumer buying habits, including the growing popularity of delivery aggregators, as well as changes in general economic conditions or other factors that may affect consumer confidence and discretionary spending; the adverse impact on the Company or our results caused by product recalls, food quality or safety issues, incidences of foodborne illness, food contamination and other general public health concerns about our company-owned or franchised restaurants or others in the restaurant industry; the effectiveness of our initiatives to improve our brand proposition and operating results, including marketing, advertising and public relations initiatives, technology investments and changes in unit-level operations; the risk that any new advertising or marketing campaign may not be effective in increasing sales; the ability of the Company and its franchisees to meet planned growth targets and operate new and existing restaurants profitably, including difficulties finding qualified franchisees, store level employees or suitable sites; increases in food costs or other sustained higher operating costs. Higher operating costs could include increased employee compensation, benefits or insurance costs, tax rates, increasing compliance costs or new regulatory requirements; increases in insurance claims and related costs for programs funded by the Company up to certain retention limits, including medical, owned and non-owned vehicles, workers’ compensation, general liability and property; disruption of our supply chain or commissary operations which could be caused by our sole source of supply of cheese or limited source of suppliers for other key ingredients or more generally due to weather, natural disasters including drought, disease, or geopolitical or other disruptions beyond our control; increased risks associated with our international operations, including economic and political conditions, instability or uncertainty in our international markets, especially emerging markets, fluctuations in currency exchange rates, difficulty in meeting planned sales targets and new store growth; the impact of current or future claims and litigation and our ability to comply with current, proposed or future legislation that could impact our business including compliance with the European Union General Data Protection Regulation; maintaining compliance with debt covenants under our credit agreement if restaurant sales and operating results continue to decline, and our ability to obtain a waiver or modification to the credit agreement from our lenders if we are unable to maintain compliance; failure to effectively execute succession planning; disruption of critical business or information technology systems, or those of our suppliers, and risks associated with systems failures and data privacy and security breaches, including theft of confidential company, employee and customer information, including payment cards; changes in Federal or state income, general and other tax laws, rules and regulations, including changes from the Tax Cuts and Jobs Act and any related Treasury regulations, rules or interpretations if and when issued; and changes in generally accepted accounting principles, including new standards for revenue recognition and leasing. These and other risk factors are discussed in detail in “Part I. Item 1A. – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 as updated by “Part II. Item 1A. – Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2018. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law. Non-GAAP Measures This presentation includes references to non-GAAP financial measures as defined under the rules of the U.S. Securities and Exchange Commission, including EBITDA, Recurring EBITDA, and Adj. Diluted EPS. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenues, operating income, net income or other measures of financial performance or liquidity under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. Additional Information None of the Company or any of its affiliates make, and each hereby expressly disclaims, any representation or warranty (express or implied) as to the accuracy or completeness of the contents of this presentation, including all statements, estimates, forward-looking statements and projections set forth herein, or any other written or oral information made available by the Company or its advisors in connection with the release of this presentation. None of the Company, its advisors or any of their respective affiliates shall have any liability (and expressly disclaim any liability to the maximum extent permitted by law) for any other representations (express or implied) contained in, or for any omissions from, this presentation or any other written or oral communication transmitted to the recipient in connection with the release of this presentation. This presentation does not purport to be all-inclusive or to contain all of the information that may be relevant to an investor in the Company. Each person should conduct its own investigation and analysis of the Company and the data set forth in this presentation and should rely solely on its own judgment, review and analysis and may not rely on this presentation in evaluating the Company. In furnishing this presentation, the Company and its advisors reserve the right to amend or replace the presentation at any time and undertake no obligation to provide any recipient of this presentation with any additional information, or to update, or to correct any inaccuracies in this presentation or any other information made available in connection with the Company. This presentation is not to be construed as a solicitation, invitation or offer by the Company or any of its directors, officers, employees, agents or representatives to buy or sell any securities or related financial instruments or any of the assets, business or undertakings described herein and no legal relations shall be created. Disclaimer 2

Culmination of Comprehensive Process 3 Our agreement with Starboard concludes a comprehensive strategic review conducted over the past five months to better position Papa John’s for growth, improve the Company’s financial performance and serve the best interests of our stakeholders. JULY 2018 Special Committee consisting of all of the Board’s independent directors is formed and retains Akin Gump Strauss Hauer & Feld as independent outside legal counsel. Hogan Lovells is legal counsel to the Company AUG 2018 After receiving inbound expressions of interest, Special Committee retains Lazard and BofA Merrill Lynch as independent financial advisors SEPT 2018 Company commences process to evaluate a wide range of strategic options with the goal of maximizing value for all shareholders and serving the best interest of the Company’s stakeholders SEPT – OCT 2018 Information package distributed to potential strategic and financial investors following execution of NDAs and initial proposals received OCT – DEC 2018 Certain bidders chosen for further diligence and final proposals received DEC 2018 – FEB 2019 Special Committee conducts multiple rounds of negotiations with Starboard FEB 4, 2019 Papa John’s announces it has entered strategic investment agreement with Starboard

DRAFT CONFIDENTIAL Transaction Overview New Financial Resources Starboard to purchase $200M of new convertible preferred stock1 Based upon the Company’s closing stock price as of February 1, 2019 of $38.51, Starboard’s initial $200 million investment would equate to approximately 11% to 15% of Papa John’s outstanding common stock on an as-converted basis Subject to certain limitations, including limitations on the amount available for issuance pursuant to the terms of the purchase agreement. Subject to certain limitations (including limitations on the amount available for issuance pursuant to the terms of the purchase agreement), Papa John’s has the right to offer franchisees who satisfy the accredited investor requirements under the federal securities laws (subject to verification) an opportunity to purchase a total of $10 million of the Series B convertible preferred stock on the same terms as Starboard. Payable quarterly in arrears, and the Series B convertible preferred stock will also participate on an as-converted basis in any regular or special dividends paid to holders of Papa John’s common stock Option to purchase up to an additional $50M of convertible preferred stock through 3/29/192 Additional Experience and Expertise Jeff Smith to be appointed Chairman Substantial experience in restaurant, retail and hospitality industries; skill sets spanning operational turnaround, corporate finance, and corporate governance Conversion price based on fixed 22.5% premium to 10-day VWAP ending 2/15/19 Lock-up: Starboard may not transfer its shares for one year after closing May be forcibly converted by PZZA after 5 years Annual dividend rate: initially 3.60%4 Redeemable at the option of either party in 8 years, and provides for additional rights and obligations typical for an investment of this kind Customary regulatory approvals already received Key Terms of the Preferred Equity New directors to join Papa John’s Board Jeff Smith Anthony Sanfilippo Steve Ritchie 3 4 Potential opportunity for franchisees to purchase $10M of convertible preferred stock through 3/30/193

. DRAFT CONFIDENTIAL Additional Financial Resources to Support Our Operating Priorities Approximately half of the proceeds from the investment will be used to repay debt, with the remaining proceeds providing financial flexibility that enables Papa John’s to invest capital to further advance its five strategic priorities. Making People a Priority People are our most important ingredient Improving Our Brand Differentiation Emphasize our quality position through our creative media to differentiate our brand; it’s more than just a tagline Creating Accessible Value Drive value perception by providing every day accessible value to our consumers Implementing Technological Advancements Build new technology with enhanced data and analytics capabilities to engage the consumer, create operational efficiencies, and better optimize our marketing spend Improving Unit Economics Build a stronger unit economic model through new tools, products, equipment and procedures to improve customer experience, sales and overall financial performance Our agreement with Starboard provides new expertise and additional financial resources to invest in areas that we believe matter to our customers and the opportunities ahead. Quality and how our product brings people together will be front and center in our efforts. “ ” 5

DRAFT CONFIDENTIAL New Independent Directors Are Experienced, Proven Value-Creators 6 Extensive experience in capital markets, corporate finance and best-in-class corporate governance practices Record of success in significantly improving value at other premier restaurant and consumer facing companies; Named to the Nation’s Restaurant News Power List: The 50 Most Powerful People in Food Service in 2015 Currently Chair of Advance Auto Parts and member of Perrigo Board; previously Chair of Board for Darden and Phoenix Technologies; formerly on Boards of Yahoo!, Quantum Corporation, Office Depot, Regis Corporation, Surmodics, Zoran Corporation, Actel Corporation, Kensey Nash, S1 Corp and the Fresh Juice Company Jeffrey C. Smith (46) Managing Member, CEO, and Chief Investment Officer of Starboard Value Significant Board, senior executive and operating expertise in the gaming and hospitality industries Prior to Pinnacle Entertainment, served as President and CEO of Multimedia Games and in various operating leadership roles at Harrah’s Entertainment (now known as Caesars Entertainment) Previously served on the Boards of Directors of Pinnacle Entertainment, Multimedia Games and Jazz Casino Corporation Anthony Sanfilippo (60) Former Chairman and CEO of Pinnacle Entertainment

Financial Update

Preliminary, unaudited selected financial results for the three months and full year ended December 30, 2018 and comparable sales for the period December 31, 2018 to January 31, 2019. Further details regarding the fourth quarter and fiscal 2018 performance as well as outlook for 2019 will be discussed when results are reported in February

Q4'18 and FY'18

	Q4'18	FY'18	FY'18 Guidance
System-wide North America SSS	(8.1%)	(7.3%)	(6.5%) – (8.5%)
System-wide International SSS	(2.6%)	(1.6%)	(2.0%) – 1.0%
Global Net Unit Growth		2.0%	0.0% – 3.0%
Adj. Diluted EPS		near low-end of guidance[1]	$1.30 – $1.60[1]

Period December 31, 2018 to January 31, 2019

System-wide North America SSS	(10.5%)
System-wide International SSS	flat

Primary Drivers of North America January Sales Results

- Consumer sentiment challenges in the U.S.
- Conversion to the Company's new loyalty program
- Ineffective promotions in the heightened competitive environment

1. Excludes the impact of restaurant divestitures and the special charges discussed in the Company's third quarter earnings release. The Company now expects these special charges to be approximately $51 million, which is at the low-end of its previously provided range of $50 million to $60 million. The Company believes presenting the financial information excluding the special items is important for purposes of comparison to prior year results. In addition, management uses these metrics to evaluate the Company's underlying operating performance and analyze trends

7

DRAFT CONFIDENTIAL Papa John’s has a strong foundation in place Our agreement provides additional financial resources and new expertise to support the Company’s strategy and our differentiated “BETTER INGREDIENTS. BETTER PIZZA.” market position This is our opportunity to energize the brand and the Company We are extending our focus on BETTER across the Papa John’s organization - for the benefit of our shareholders, team members, franchisees, customers and the communities we serve Papa John’s + Starboard 8 8

DRAFT CONFIDENTIAL